UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2016 (Not applicable)

Tyme Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-179311	45-3864597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44 Wall Street – 12th Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

646-205-1603

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Tyme Technologies, Inc. (OTC QB: TYMI)(the “Company”), a clinical-stage pharmaceutical company focused on discovering and developing highly targeted cancer therapeutics for a broad range of oncology indications, announced that it raised $1.47 million through a private placement of 452,309 shares of its common stock.

About Tyme

Tyme Technologies is developing a novel first-in-class therapy, SM-88, that is designed to use cancer’s unusual metabolism to selectively break down the cellular defenses of tumors, leading to tumor cell death.  To date, SM-88 has been used in over 84 patients and shown a clinical response in thirteen cancer types.  In its initial Phase I trial for end-stage, metastatic patients, SM-88 monotherapy resulted in a median overall survival of 26 months and 32% patients alive at the end of the three year evaluation period without a single drug-related serious adverse event.  The Company is currently conducting a Phase Ib/II trial in prostate cancer in addition to ongoing collaborations with the Mayo Clinic, Mount Sinai, the Albert Einstein College of Medicine and other institutions. For more information, visit our website: www.tymetechnologiesinc.com.

Safe Harbor Statement

This report on Form 8-K contains forward-looking statements. Readers can identify forward-looking statements by sentences or passages involving the use of terms such as “anticipates,” “believes,” “designed,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements within this press release include, without limitation, statements regarding our drug development strategies, the therapeutic mechanisms and potential side effects of our drug candidates and our planned clinical trials and operational objectives. These statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any historical results and future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” of Tyme’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 30, 2016 (available at www.sec.gov).

Forward-looking statements reflect Tyme’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties. We are not necessarily obligated to update any forward-looking statement due to any change or development that occurs or may occur after the disclosure of such a statement. Given these uncertainties, readers should not place undue reliance on these forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Certain presentation materials provided to investors in the private placement described above are furnished as Exhibit 99.1 to this Form 8-K.

Exhibit Number	Description of Exhibit

99.1	Investor Presentation – December 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tyme Technologies, Inc.

Dated: December 29, 2016	By:	/s/ Steve Hoffman
Steve Hoffman, President and Chief Executive Officer